Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

          This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and accompanies the quarterly report on Form 10-Q (the “Form 10-Q”) for the quarter ended September 30, 2023 of Cherry Hill Mortgage Investment Corporation (the “Company”).

 I, Jeffrey Lown II, the President and Chief Executive Officer (Principal Executive Officer) of the Company, certify that:

1.          the Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.          the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 2, 2023

By:	/s/ Jeffrey Lown II
Jeffrey Lown II
President and Chief Executive Officer
(Principal Executive Officer)